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                                                                 EXHIBIT 10.1(2)

                          UNITED AIR SPECIALISTS, INC.

                              AMENDED AND RESTATED

                                PROMISSORY NOTE

$6,000,000                                       Dated as of November 15, 1996


     FOR VALUE RECEIVED, the undersigned, UNITED AIR SPECIALISTS, INC., an Ohio corporation (hereinafter, together with its successors in title and assigns, called the "Borrower"), by this promissory note (hereinafter called this "Note"), absolutely and unconditionally promises to pay to the order of KeyBank National Association, a national banking association (hereinafter, the "Bank"), the principal sum of Six Million Dollars ($6,000,000) or so much thereof as shall have been advanced by Bank and remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided. Subject to the terms of the Loan Agreement (as hereinafter defined), the Borrower may borrow, repay and reborrow amounts under this Note, so long as the total amount outstanding at any one time does not exceed $6,000,000.

     The unpaid principal under this Note shall bear interest at the rate or rates (the "Applicable Rate") from time to time in effect under the Loan Agreement, provided, however, that this Note shall never bear interest at a rate per annum greater than the maximum rate permitted by applicable law as the same exists from day to day during the term hereof (the "Maximum Rate"). If at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the aggregate amount of interest accrued on this Note equals the aggregate amount of interest which would have accrued on this Note if the Applicable Rate had at all times been in effect. Accrued interest on the unpaid principal under this Note shall be due and payable on the dates provided in the Loan Agreement.

     During the term of this Note payments shall be made to the Bank pursuant to the terms of the Loan Agreement. Such payments shall be applied to the indebtedness evidenced hereby as provided in the Loan Agreement.

     On the date of the final maturity of this Note as provided in the Loan Agreement, there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the holder hereof, the balance (if any) of the


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principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

     The Borrower will have the right to prepay the unpaid principal of this
Note in full or in part upon the terms and subject to the conditions contained in the Loan Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Loan Agreement.

     Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Loan Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to the Holder hereof on demand by the Holder. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded until the obligations of the Borrower in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

     Any payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby made by the Borrower shall be made directly to the Holder in U.S. Dollars, at the Bank's Office (as hereinafter defined) or such other place as the Holder may specify, not later than 3:00 p.m., Cincinnati, Ohio time, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, fees, deductions, withholdings, restrictions or conditions of any nature. Such payment shall be applied to the indebtedness evidenced hereby as provided in the Loan Agreement.

     The Bank shall, and is hereby irrevocably authorized by the Borrower to, make in its records, an appropriate notation evidencing advances and repayments of principal of this Note, provided, however, that failure by the Bank to make any such notation shall not affect any of the Borrower's obligations in respect of this Note.

     Absent manifest error, a certificate or statement signed by an authorized officer of the Bank shall be presumptive evidence of the amount of principal due and unpaid under this Note as of the date of such certificate or statement.

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     This Note is made and delivered by the Borrower to the Bank pursuant to the Amended and Restated Loan Agreement, dated as of November 15, 1996, between the Borrower and the Bank (or, if varied or supplemented or amended and restated from time to time, as so varied or supplemented or amended and restated, hereinafter called the "Loan Agreement"). This Note evidences the obligations of the Borrower (a) to repay the principal amount of the Credit Loans or the Special Term Loan (as such terms are defined in the Loan Agreement), (b) to pay interest, as provided herein and in the Loan Agreement, on the principal amount hereof remaining unpaid from time to time, and (c) to pay other amounts which may become due and payable hereunder as provided herein and in the Loan Agreement. The payment of the principal of and the interest on this Note and the payment of all (if any) other amounts which may become due and payable on or in respect of this Note have been guaranteed. Reference is hereby made to the Loan Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof and for a description of such guarantees.

     No reference herein to the Loan Agreement or to any provisions thereof or to any guarantees of this Note shall impair the obligations of the Borrower, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

     All capitalized terms used herein without definition and defined in the Loan Agreement shall have the same meaning herein as therein unless specifically defined below. For all purposes of this Note, the following terms shall have the respective meanings set forth below:

     (a) "Bank's Office" means the office of KeyBank National Association, located at 525 Vine Street, Cincinnati, Ohio 45202 or such office as may hereafter be designated by the Bank in writing.

     (b) "Business Day" means a day on which banks are open for business in Cincinnati, Ohio.

     (c) "Holder" means the Bank in possession of this Note or any other person who is at the time the lawful holder in possession of this Note.

     Pursuant to, and upon the terms contained in the Loan Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this

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Note, all of the interest accrued on the unpaid principal of this Note and all
(if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Holder of this Note without presentment, demand, protest, notice of protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrower.

     All computations of interest payable as provided in this Note shall be determined in accordance with the terms of the Loan Agreement.

     Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrower hereby promises to pay to the Holder of this Note, upon demand by the Holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Holder.

     The Borrower hereby expressly and irrevocably waives demand, notice of dishonor, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note or any collateral or security therefor. The Borrower hereby consents to any extension or postponement of the time of payment or any other indulgence granted to, and/or to the addition or release of, any other person or entity directly or contingently liable for the indebtedness represented hereby and to the addition or release of any collateral or security given to secure this Note.

     No delay or failure to act on the part of the Bank or the Holder of this
Note in exercising any right hereunder or under the Loan Agreement shall operate as a waiver of such right or any other right under this Note. A waiver on any one occasion shall not be construed to be a waiver of any right and/or remedy on any other occasion.

     This Note and the obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the internal laws of the State of Ohio.

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     IN WITNESS WHEREOF, this PROMISSORY NOTE has been duly executed by the undersigned, UNITED AIR SPECIALISTS, INC., on the day and in the year first above written in Cincinnati, Ohio.

                                           UNITED AIR SPECIALISTS, INC.


Witness:                                   By:    /s/ WILLIAM M. REHL, III
        --------------------------              ---------------------------
                                           Name:      William M. Rehl, III
Witness:                                   Title:     VP Finance
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